                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of The Fulcrum Fund Limited Partnership (the "Company") for the quarterly period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Goodman, Chief of Fund Administration and Accounting of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuanT to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 By:  /s/ Marc Goodman
 Name:  Marc Goodman
 Chief of Fund Administration and Accounting
August 9, 2002